MACKENZIE
Realty Capital


AN INNOVATIVE APPROACH TO REAL ESTATE INVESTING

Since 1987, MacKenzie has provided alternatives to investors looking for income and portfolio diversification.

The Strategy
MacKenzie purchases income-producing and growth-oriented real estate securities at significant discounts to estimated net asset value with the goal of building a diversified portfolio.

The Investment
MacKenzie Realty Capital is an alternative investment fund that seeks to provide current cash flow and the potential for future returns.

TERMS

Adviser	MCM Advisers, LP
Corporate Structure	Business Development Company ("BDC")
Registration	Public
Maximum Offering Size	$150,000,000
Minimum Investment	$5,000
Initial Offering Price	$10.00 per share
Distributions	Quarterly Dividends
Tax Reporting	Form 1099-DIV
Dividend Reinvestment Plan ("DRIP")	90% of current offering price ($9.00/share)
Share Repurchase/ Tender Offer Program	Quarterly[1] 90% of current offering price ($9.00/share)[2]
Suitability Requirements	$70,000 each income and net worth or $250,000 net worth; see prospectus for specific state requirements

THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

[1]The Fund does not expect to repurchase, in any year, more than 5.0% of the average number of shares that were outstanding in the prior year
[2]The Board intends to increase the repurchase price upon the close of the offering

The Fund is not offering its securities or soliciting any offer to purchase its securities in any state where the offer or sale is not permitted. The Fund will only offer its securities pursuant to its Prospectus in the form most recently filed with the Securities and Exchange Commission. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Fund's securities or determined if the information herein or in the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

A copy of the Prospectus may be obtained from the Fund by calling 800-854-8357, by writing to the Fund at 1640 School Street, Moraga, CA 94556, or by visiting www.mackenzierealty.com.

The foregoing information contains, or may be deemed to contain, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. These forward-looking statements include all statements regarding the current intent, belief, or expectations regarding matters covered and all statements which are not statements of historical fact. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The future results of MacKenzie Realty Capital, Inc. (the "Fund") may vary from the results expressed in, or implied by, forward-looking statements, possibly to a material degree. Since these factors can cause results, performance, and achievements to differ materially from those discussed in this presentation, you are cautioned not to place undue reliance on the forward-looking statements. Past performance is not indicative of future results. The Fund will update these forward-looking statements to reflect any material changes occurring prior to the completion of the offering. For a discussion of some of the important factors that could cause results to differ from those expressed in, or implied by, the forward-looking statements contained herein, please refer to the Fund's registration statement (SEC File No. 333-212804) and Annual Report on the amended Form10-K for the fiscal year ended June 30, 2017, in particular, the "Risk Factors" sections. The forward-looking statements in this document are excluded from the safe harbor protection of Section 27A of the Securities Act of 1933.

Prospective investors in the Fund should carefully consider the Fund's investment objectives, risks, charges, and expenses, which are discussed in the Prospectus, before investing. The Prospectus, which contains this and other information about the Fund, is available and should be read carefully before investing.

Risk Summary

You should carefully review the Prospectus, including its discussion of the risks the Fund faces under "Risk Factors" beginning on page 14, which include but are not limited to:

- The Fund should be considered speculative and involves a high degree of risk including the potential loss of investment.
- The Fund's illiquid nature will prevent investors from having access to their money for an indefinite period of time.
- Investors are subject to stockholder transaction expenses up to 10% in addition to annual management fees.
- The Fund has elected to be taxed as a REIT, but if it fails to meet the requirements, there may be adverse tax consequences.
- An investor should not expect to be able to sell Fund shares regardless of how the Fund performs and if shares are sold, it is likely an investor will receive less than the purchase price and less than the current NAV.
- The Fund has implemented a share repurchase program, but does not expect to repurchase, in any year, more than 5.0% of the average number of shares that were outstanding in the prior year. In addition, any such repurchases will be at a 10.0% discount to the most recent offering price for 2 years following the close of the Offering, the purchase price rising thereafter.
- Dividends are not guaranteed, and the Fund is permitted to return a limited amount of capital, or borrow, to Fund dividends.
- An investment in the Fund's shares is not suitable if an investor will need access to the money invested. Because an investor may be unable to sell shares of the Fund, it will not be possible to reduce exposure on any market downturn unless and until the Fund is listed.
- An investor will pay a sales load of up to 10% and offering expenses of up to 1.1% on the amount invested. If an investor pays the maximum aggregate of 11.1% for sales load and offering expenses, the investment must experience a total return of 12.5% to recover these expenses.

NEITHER THIS PRESENTATION NOR THE CONTENT HEREIN CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE FUND'S SHARES (WHICH MAY ONLY BE DONE THROUGH THE PROSPECTUS) AND IS NOT INCORPORATED BY REFERENCE INTO THE PROSPECTUS.

THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THE FUND'S SECURITIES.

This is not an offering, which may be made only by prospectus. The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Securities offered through Arete Wealth Management, LLC, Member FINRA & SIPC. Arete Wealth Management, LLC and the Fund are not affiliated companies. Arete Wealth Management, LLC is a registered broker dealer that may sell the Fund in North Carolina in addition to other states in which it is registered.

MACKENZIE
Realty Capital

MACKENZIE REALTY CAPITAL
MACKENZIE CAPITAL MANAGEMENT, LP
MCM ADVISERS, LP
MCM-GP, INC

800-854-8357 main
925-631-9100 local
925-631-9119 fax

1640 School Street
Moraga, CA 94556
www.mackenzierealty.com

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